_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported) February 26, 1998

          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1998, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1998-3).

                              CWMBS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


            Delaware                    333-40145              95-4449516
   ----------------------------        ------------       -------------------
   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)              File Number)       Identification No.)

4500 Park Granada
Calabasas, California                                                91302
----------------------                                             ----------
(Address of Principal                                              (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 304-5591
                                                     ----- --------
_____________________________________________________________________________


Item 5.   Other Events.
------    ------------

     On February 26, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of February 1, 1998, by and among the Company, CHL and the Trustee.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CWMBS, INC.


                                By: /s/ David A. Spector
                                    ------------------------
                                    David A. Spector
                                    Vice President

Dated:  February __, 1998


                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

99.1.     Pooling and Servicing Agreement,
          dated as of February 1, 1998, by
          and among, the Company, CHL
          and the Trustee.                                                  6

4


                                 EXHIBIT 99.1
                                 ------------



(insert pooling agreement here)